UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 15, 2006


                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


             222 Lakeview Ave., Suite 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3758


                                Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                        2
SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry Into A Material Definitive Agreement.

     On March 15, 2006, Montespan SAS ("Montespan"), a subsidiary of Poseidis, Inc. ("we" or "Poseidis") entered into an amendment and restatement (the "Berthier March 2006 Agreement") of Montespan's October 2005 real estate purchase agreement with Mr. Christian Berthier (the "Berthier October 20005 Agreement"). The Berthier October 2005 Agreement provided Montespan with the contractual right to acquire for (euro)2,150,000 the property in Theneuille, France where the spring is located from which we will draw our sparkling mineral water. The Berthier October 2005 Agreement provided, among other things, for the expiration of that agreement on May 31, 2006. Pursuant to the Berthier March 2006 Agreement, Montespan continues to hold the contractual right to purchase the same property for the same purchase price. In addition, the Berthier March 2006 Agreement extends the previous agreement's expiration date by 21 months to February 28, 2008 in consideration of (a) Montespan's payment to Mr. Berthier of
(euro)150,000 (which payment was made on March 15, 2006), (b) Montespan's covenant to make a monthly payment of at least (euro)10,000 to Mr. Berthier commencing in March 2006 (the first such (euro)10,000 monthly payment was also made to Mr. Berthier on March 15, 2006), and (c) Montespan's covenant to provide Mr. Berthier with periodic progress reports. The (euro)150,000 payment and the monthly payments are to be applied against the purchase price. As of the date of this report, Montespan has made payments aggregating (euro)390,000 toward the total (euro)2,150,000 purchase price. The Berthier March 2006 Agreement also includes, among other terms, Mr. Berthier's covenant to provide his support and cooperation in connection with the project and our installation of equipment for pumping and treating the sparkling mineral water to be drawn from the property's spring.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:


Exhibit
Number      Description                                 Location
---------- -------------------------------------------------------

10.1       Amended and Restated Real Estate
           Purchase Agreement dated as of
           March 15, 2006 between Christian
           Berthier and Montespan SAS                   Filed herewith






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 21, 2006


                                 POSEIDIS, INC.
                             ----------------------
                                  (Registrant)



                             By: /s/ Louis Pardau dit Pardo
                             ------------------------------------
                             Louis Pardau dit Pardo
                             Chief Executive Officer and President